John Hancock
the future is yours

Service Office:
Life New Business
197 Clarendon Street
Boston MA 02116-5010

Application for Life Insurance

☐ John Hancock Life Insurance Company of New York
☐ John Hancock Life Insurance Company
(hereinafter referred to as The Company)

Print and use black ink. Any changes must be initialed by the Proposed Life Insured(s) and Owner.

PROPOSED LIFE INSURED(S) LIFE ONE

1. a) Name JOHN (First) M. (Middle) DOE (Last)
b) Date of Birth OCT (month) | 04 (day) | 1967 (year)
c) Sex ☒ M ☐ F
d) Place of Birth ANYTOWN (State) USA (Country)
e) Citizenship ☒ U.S. ☐ Other
f) Social Security Number (SSN), if applicable 1 2 3 4 5 6 7 8 9
g) Driver's License No. 1234567890 State AS
h) Primary Residence 1999 MARCH STREET (Address - Street No. & Name) (Apt. No.)
ANYTOWN, ANYSTATE 12345 (City) (State) (Zip Code)
i) Years at this Address 5
j) Tel. Nos. 905 123-4567 (Home) 905 123-4567 (Business)
k) If you live at your primary residence less than 6 months per year, provide the address for your secondary residence.
Secondary Residence 1999 APRIL STREET (Address - Street No. & Name) (Apt. No.)
ANYTOWN, ANYSTATE 23456 (City) (State) (Zip Code)
l) Years at this Address 5
m) Occupation COMPANY PRESIDENT
ABC COMPANY (Name of Employer)

LIFE TWO (Survivorship)

2. a) Name ______ (First) (Middle) (Last)
b) Date of Birth ______ (month) (day) (year)
c) Sex ☐ M ☐ F
d) Place of Birth ______ (State) (Country)
e) Citizenship ☐ U.S. ☐ Other
f) Social Security Number (SSN), if applicable ______
g) Driver's License No. ______ State ______
h) Primary Residence ______ (Address - Street No. & Name) (Apt. No.)
______ (City) (State) (Zip Code)
i) Years at this Address ______
j) Tel. Nos. ______ (Home) (Business)
k) If you live at your primary residence less than 6 months per year, provide the address for your secondary residence.
Secondary Residence ______ (Address - Street No. & Name) (Apt. No.)
______ (City) (State) (Zip Code)
l) Years at this Address ______
m) Occupation ______
______ (Name of Employer)

OWNER – Complete only if Owner is other than Proposed Life Insured(s)

If Trust Owner, complete questions 3. a), d) and e) and Trust Certification PS5101NY.

Trust Agreement may be required.

Provide all details as above for other Owner in Special Requests on Page 5.

3. a) Name ______
b) Date of Birth ______ (month) (day) (year)
c) Relationship to Proposed Life Insured(s) ______
d) Social Security/Tax ID Number, if applicable ______
e) Address ______ (Street No. & Name) (Apt. No.) (City) (State) (Zip Code)

4. Multiple Owners
Type of ownership ☐ Joint with right of survivorship ☐ Tenants in common

BENEFICIARY INFORMATION – Subject to change by Owner

List additional beneficiaries in Special Requests on Page 5.

5. a) Name JAMES (First) M. (Middle) DOE (Last) ☒ Primary SON (Relationship to Proposed Life Insured(s)) 100 % (Percentage)
b) Name ______ (First) (Middle) (Last) ☐ Primary ☐ Secondary ______ (Relationship to Proposed Life Insured(s)) ______ % (Percentage)

© 2007 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5000NY (12/2007) Page 1 of 6 VERSION (12/2007)

EXISTING AND PENDING INSURANCE

If more space is required attach additional page that has been signed and dated by Owner if necessary.

6. a) Provide information for each policy in force on the Proposed Life Insured(s) with all companies, including any policy that has been sold, assigned, or settled to or with a settlement or viatical company or any other person or entity. NOT APPLICABLE

Proposed Life Insured	Company	Insurance		Issue Date	To Remain in Force?		Amount Including Riders
		Personal	Business	month day year	Yes	No	
☐ One ☐ Two		☐	☐		☐	☐	$
☐ One ☐ Two		☐	☐		☐	☐	$
☐ One ☐ Two		☐	☐		☐	☐	$
☐ One ☐ Two		☐	☐		☐	☐	$
☐ One ☐ Two		☐	☐		☐	☐	$
☐ One ☐ Two		☐	☐		☐	☐	$

b) Have you ever had an application for life insurance declined, postponed, rated substandard or offered with a reduced face amount?

Life One ☒ No ☐ Yes – give details

Life Two ☐ No ☐ Yes – give details

c) Including this application, total insurance currently applied for with all companies (**not including informal inquiries**).
Provide name of Life Insurance Company and amount applied for.

Life One		Life Two	
Company	Amount Including Riders	Company	Amount Including Riders
JOHN HANCOCK	$ 100,000		$
	$		$
	$		$

d) Of the total amount applied for in c) above including this application, what is the maximum that you will accept?

Life One	Life Two
$ 100,000	$

JUVENILE INSURANCE

Complete e) & f) if juvenile insurance is applied for.

e) Are all siblings equally insured? ☐ Yes ☐ No

f) Amount of life insurance currently in force or pending on parent(s)/guardian(s)? $

If none, provide reason.

REPLACEMENTS – OWNER

7. Is this insurance to replace, or will it cause a change in, or involve a loan under, any insurance or annuity policy on any Proposed Life Insured's life or in any insurance or annuity policy owned by the Owner?

☐ Yes ☒ No If '**Yes**', please complete the necessary replacement forms.

FINANCIAL QUESTIONS

Copies of financial statements, estate analyses, contractual agreements may be required.

8. Is there, or are you considering entering into, an understanding or agreement providing for any person or entity, other than the Owner and beneficiaries specified in this application, to have any right, title or other legal or beneficial interest in any policy issued on the life of the Proposed Life Insured(s) as a result of this application?

☒ No ☐ Yes - If 'Yes', provide details

9. Have you been offered any money or other considerations by any person or entity in connection with this application?

☒ No ☐ Yes - If 'Yes', provide details

10. a) What is the source of the premiums for the policy(ies) currently applied for? SELF FUNDED

b) Will the Owner be receiving funding for the premiums from an individual and/or entity other than the Proposed Life Insured(s) or the Proposed Life Insured's employer?

☐ Yes - If 'Yes', answer question 11 below. ☒ No - If 'No', proceed to question 12.

11. a) Will the premiums be financed through a loan?

☐ No - If 'No' describe the funding arrangement

☐ Yes - If 'Yes' provide the loan details in question 11 b), c), d), e) and f) below.

b) What is the annual interest rate? ______ %

c) In addition to repayment of principal and interest, are there other fees, charges or other consideration to be paid?

☐ No ☐ Yes - If 'Yes', provide details

© 2007 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5000NY (12/2007) Page 2 of 6 VERSION (12/2007)

FINANCIAL QUESTIONS continued

Copies of financial statements, estate analyses, contractual agreements may be required.

11. d) What is the duration of the loan? ______

e) Who is the lender? ______

f) What amount and type of collateral is required to secure the loan? $ ______ (Amount) ______ (Type of Collateral)

12. a) What is the purpose of this insurance? ______ (e.g. estate conservation, buy-sell, keyperson)

	Life One	Life Two
b) Gross annual earned income (salary, commissions, bonuses, etc.)	$	$
c) Gross annual unearned income (dividends, interest, gross real estate income, etc.)	$	$

d) Household net worth (combined) $ ______

e) In the last 5 years, has the Proposed Life Insured(s) or any business of which he/she is a partner/owner/executive had any major financial problems (bankruptcy, etc.)? Life One ☐ No ☐ Yes - give details ______

Life Two ☐ No ☐ Yes - give details ______

BUSINESS FINANCIAL QUESTIONS

Complete for ALL Business Insurance.

Copies of financial statements may be required.

13.	Current Year	Previous Year
a) Assets	$	$
b) Liabilities	$	$
c) Gross Sales	$	$
d) Net Income	$	$
e) Fair Market Value of the business	$	$

f) How was the amount applied for determined? ______

g) What percentage of the business is owned by the Proposed Life Insured(s)? ______ %

h) Are other partners/owners/executives insured or applying for life insurance with any company? ☐ No ☐ Yes - give details ______

LIFESTYLE QUESTIONS

Please provide details in No. 18 for 'Yes' answers to Lifestyle Questions.

	Life One	Life Two
14. Do you expect to travel outside the U.S. or Canada, or change your country of residence in the next 2 years?	☐ Yes ☒ No	☐ Yes ☐ No
15. a) Have you flown as a student pilot, licensed pilot, or crew member in any aircraft, including ultralight planes, in the last 2 years? If 'Yes', please complete **Aviation Questionnaire NB5009NY**.	☐ Yes ☒ No	☐ Yes ☐ No
b) Have you engaged in any form of motor vehicle or power boat racing, sky diving/parachuting, skin or scuba diving, hang-gliding, mountain climbing, or any other hazardous activities in the last 2 years? If 'Yes', please complete **Avocation Questionnaire NB5010NY**.	☐ Yes ☒ No	☐ Yes ☐ No
16. a) Have you been cited for 2 or more moving violations within the last 2 years?	☐ Yes ☒ No	☐ Yes ☐ No
b) Have you been cited for driving while intoxicated or while otherwise impaired?	☐ Yes ☒ No	☐ Yes ☐ No
17. In the last 10 years, have you been convicted of a felony offense?	☐ Yes ☒ No	☐ Yes ☐ No

18.

Question No.	Life One	Question No.	Life Two

TERM CONVERSION

Complete only if applying for an increased amount or additional benefits.

19. Term Life Policy No. ______

Name of Proposed Life Insured ______

Name of Owner ______

This application is for ☐ An increased Amount of Insurance: a) Face Amount under the Term Life Policy $ ______

b) Increased Amount being applied for $ ______

Complete appropriate Coverage Details for Benefits being applied for.

☐ Additional benefits (including Survivorship) that are not provided under the Term Life Policy

© 2007 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5000NY (12/2007)
Page 3 of 6
VERSION (12/2007)

PRIMARY PHYSICIAN – PROPOSED LIFE INSURED(S)

LIFE ONE

20. Provide name and address of primary physician.

Name: ARTHUR (First) H (Middle) SMITH (Last)

Address: 123 MAIN STREET (Street No. & Name) ____ (Suite No.)

ANYTOWN, ANYSTATE 12347 (City / State / Zip Code)

LIFE TWO

21. Provide name and address of primary physician.

Name: ____ (First) ____ (Middle) ____ (Last)

Address: ____ (Street No. & Name) ____ (Suite No.)

____ (City) ____ (State) ____ (Zip Code)

INFORMATION REGARDING LAST MEDICAL CONSULTATION

LIFE ONE

22. a) Date of last visit to ANY doctor/physician: JAN (month) 15 (day) 2007 (year)

b) Reason for visit: ANNUAL CHECK-UP

c) Diagnosis or outcome of visit: ____

d) Treatment/medication prescribed: NONE

e) Name of doctor/physician for above (check one)

☒ Primary doctor/physician

☐ Other doctor/physician (provide name and address)

____ (First) ____ (Middle) ____ (Last)

____ (Street No. & Name) ____ (Suite No.)

____ (City) ____ (State) ____ (Zip Code)

LIFE TWO

23. a) Date of last visit to ANY doctor/physician: ____ (month) ____ (day) ____ (year)

b) Reason for visit: ____

c) Diagnosis or outcome of visit: ____

d) Treatment/medication prescribed: ____

e) Name of doctor/physician for above (check one)

☐ Primary doctor/physician

☐ Other doctor/physician (provide name and address)

____ (First) ____ (Middle) ____ (Last)

____ (Street No. & Name) ____ (Suite No.)

____ (City) ____ (State) ____ (Zip Code)

	Life One	Life Two
24. Has a **John Hancock Medical Exam NB5033NY** been completed or will it be completed? If 'No', complete question 25 and Medical Certification below.	☒ Yes ☐ No	☐ Yes ☐ No
25. Have you ever used tobacco or nicotine products in any form (including cigarettes, cigars, cigarillos, a pipe, chewing tobacco, nicotine patches or gum)? If 'Yes', give details below.	☐ Yes ☐ No	☐ Yes ☐ No

Life One:

Product		Frequency	Current	Past	Date Last Used (month day year)
Cigarettes	____	pack(s)/day	☐	☐	____
Cigars	____	x /day	☐	☐	____
Other: ____	____	x /day	☐	☐	____

Life Two:

Product		Frequency	Current	Past	Date Last Used (month day year)
Cigarettes	____	pack(s)/day	☐	☐	____
Cigars	____	x /day	☐	☐	____
Other: ____	____	x /day	☐	☐	____

MEDICAL CERTIFICATION

Complete this section when submitting a medical examination form of another company in lieu of John Hancock Medical Exam NB5033NY.

26.

	Name of Proposed Life Insured	Name of Insurance Company	Date of Examination (month day year)
1.			
2.			

	Life One	Life Two
a) To the best of your knowledge and belief, is the information in the examination true and complete as of the date this application is signed?	☐ Yes ☐ No	☐ Yes ☐ No

COVERAGE APPLIED FOR

27. Complete the applicable **Coverage Details Form NB5007NY** (Universal Life), **NB5008NY** (Variable Life) or **NB5013NY** (Term & Traditional Life) for details of the policy being applied for, including Supplementary Benefits and other benefit options.

© 2007 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.

NB5000NY (12/2007)

Page 4 of 6

VERSION (12/2007)

SPECIAL REQUESTS – Attach additional page if more space is required.

TEMPORARY LIFE INSURANCE AGREEMENT APPLICATION

Money may NOT be collected and the **Temporary Life Insurance Receipt and Agreement NB5004NY** may NOT be issued if:

1. questions 29 and 30 are answered Yes or left blank; or
2. the Proposed Life Insured(s) is under age 20 or over age 70; or
3. the amount applied for is more than $10,000,000 (single life) or $15,000,000 (survivorship).

28. Is coverage being applied for under the Temporary Life Insurance Agreement? ☒ Yes ☐ No
If 'Yes', answer questions 29 and 30.

29. Within the last 24 months, has the Proposed Life Insured(s) under this application:

	Life One	Life Two
a) consulted a medical professional, been diagnosed with or been treated for or had treatment recommended by a member of the medical profession for any heart problem, stroke or cancer?	☐ Yes ☒ No	☐ Yes ☐ No
b) consulted with or scheduled a consultation with a medical professional for any symptoms or medical concerns?	☐ Yes ☒ No	☐ Yes ☐ No
c) received a recommendation from a medical professional for any consultation, testing, investigation (except for HIV or AIDS) or surgery that has not yet been completed?	☐ Yes ☒ No	☐ Yes ☐ No
d) been declined for life insurance?	☐ Yes ☒ No	☐ Yes ☐ No
30. Does the Proposed Life Insured(s) reside outside the United States more than 6 months per year?	☐ Yes ☒ No	☐ Yes ☐ No

PRE-AUTHORIZED PAYMENT PLAN

Attach voided sample check.

31. Request for Pre-Authorized Payment Plan

Policy Number(s)	Name(s) of Person(s) Insured	First Bank Withdrawal Effective month day year	Type of Payment and Amount: Premium	Loan

By completing this section, I hereby authorize and request The Company to draw checks (which may include withdrawals made electronically) monthly on my account to pay premiums, and/or repay loans on the policies listed above or any policies subsequently designated.

I understand and agree that:

a) Such checks (which may include withdrawals made electronically) shall be drawn monthly to pay premiums falling due on the designated policies.

b) While the Pre-Authorized Payment Plan is in effect, The Company will not give notices of premiums falling due on such policies.

c) The Pre-Authorized Payment Plan may be terminated by the bank depositor or by written notice to The Company by the Owner. If the Pre-Authorized Payment Plan is terminated, premiums falling due thereafter shall be payable directly to The Company as provided in the policy.

d) The first premium paid must be submitted by check.

DECLARATIONS

The Proposed Life Insured(s) and Owner (or Parent or Guardian) declare that the statements and answers in this application and any form that is made part of this application are complete and true to the best of my/our knowledge and believe they are correctly recorded. All such statements and answers are representations, not warranties.

In addition, I/we understand and agree that:

1. The statements and the answers in this application, which include coverage details and any supplemental form relating to health, aviation practices or lifestyle of the Proposed Life Insured(s), will become part of the insurance policy issued as a result of this application.
2. a) Any life insurance policy issued as a result of this application will be effective on the later of the date the first premium has been paid in full and the date the policy has been delivered, provided that since the date of the application there has been no deterioration in the insurability of the Proposed Life Insured(s), no changes in the lifestyle of the Proposed Life Insured(s), no change in the financial circumstances of the Owner, and nothing has occurred that would require a change to any statement or answer in any part of this application in order to make the statement or answer true and complete as of the date the policy becomes effective. If there has been a deterioration in insurability: i) if there is no Temporary Life Insurance Agreement (TIA) coverage, the policy will not be put into effect, and ii) if there is TIA coverage and the TIA has not ended, the policy will be put into effect but only to the limit of the TIA coverage amount.

   b) If premiums are paid prior to delivery of the policy and the terms and conditions of the TIA are satisfied, insurance prior to the effective date shall be provided only under the TIA and according to its terms.
3. If coverage under a TIA is applied for, I/we have received, read and understand the terms and conditions of the **Temporary Life Insurance Receipt and Agreement NB5004NY.**

© 2007 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5000NY (12/2007) Page 5 of 6 VERSION (12/2007)

OWNER/TAXPAYER CERTIFICATION QUESTIONS

U.S. Person(s) (including U.S. Resident/Alien(s))

Under the penalties of perjury, I the Owner, certify that:

1. The number shown on Page 1 of the application is my correct taxpayer identification number (if number has not been issued, write “Applied for” in the box on Page 1), AND

2. Pick the applicable box:

I am not subject to Backup Tax Withholding because (a) I am exempt from Backup Tax Withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to Backup Tax Withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to Backup Tax Withholding, OR

The Internal Revenue Service (IRS) has notified me that I am subject to Backup Tax Withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid Backup Tax Withholding.

Non U.S. Person(s) and Non Resident Alien(s)

I am providing IRS Form W-8BEN. Yes No

AUTHORIZATION TO OBTAIN INFORMATION

I/We, the Proposed Life Insured(s), authorize:

1. The Company to obtain an investigative consumer report on me/us.

2. Any medical professional, medical care provider, hospital, clinic, laboratory, insurance company, the Medical Information Bureau (MIB Inc.), or any other similar person or organization to give The Company and its reinsurers information about me/us or any minor child/children who is/are to be insured.

The information collected by The Company may relate to the symptoms, examination, diagnosis, treatment or prognosis of any physical or mental condition.

I/We further authorize The Company to disclose such information and any information developed during its evaluation of this application to:

(a) its reinsurers; (b) the MIB Inc.; (c) other insurance companies as designated by me/us; (d) me/us; (e) my/our insurance agent, when that agent is seeking insurance coverage through The Company on my/our behalf; (f) any medical professional designated by me/us; or

(g) any person or entity entitled to receive such information by law or as I/we may further consent.

I/We acknowledge receipt of the Notice of Disclosure of Information relating to the underwriting process, investigative consumer reports and the MIB Inc.

This authorization will be valid for two years from the date of the application shown below. A photocopy of this authorization will be as valid as the original.

Information collected under this authorization will be used by The Company to evaluate my/our application for insurance, to evaluate a claim for benefits, or for reinsurance or other insurance purposes.

I am/We are entitled, or my/our authorized representative is entitled, to a copy of this authorization.

SIGNATURES

Please read all of the above Declarations and Authorizations before signing this form.

Signed at City State This Day of Year

Signature of Owner (Signing Officer please provide title or corporate seal) X

Signature of Witness or Agent/Registered Representative as Witness X

If Proposed Life Insured(s) is under age 14 years and 6 months Parent or Guardian must sign and include relationship.

Signature of Proposed Life Insured One if other than Owner

(Parent or Guardian if under age 14 years and 6 months) X

Print Name - If Witness other than Agent/Registered Representative

Signature of Proposed Life Insured Two if other than Owner X

Witness Relationship - If Witness other than Agent/Registered Representative

Agent signature if other than Witness.

Signature of Agent/Registered Representative if other than Witness X

Signed this Day of Year

© 2007 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.

NB5000NY (12/2007) Page 6 of 6 VERSION (12/2007)

John Hancock
the future is yours

Service Office:
Life New Business
197 Clarendon Street
Boston MA 02116-5010

Coverage Details – Variable Life
John Hancock Life Insurance Company of New York
(hereinafter referred to as The Company)

This form is part of the Application for Life Insurance for the Proposed Life Insured(s).
Print and use black ink. Any changes must be initialed by the Proposed Life Insured(s) and/or Owner(s).

PROPOSED LIFE INSURED(S)

LIFE ONE
1. Name JOHN M. DOE
First Middle Last

LIFE TWO
2. Name
First Middle Last

OWNER(S) – Complete information only if Owner(s) is other than Proposed Life Insured.
3. Name of Owner(s):

PREMIUMS
4. Frequency: [X] Annual ☐ Semi-Annual ☐ Quarterly ☐ List Billed
☐ Pre-Authorized Payment Plan (Please complete either Pre-Authorized Payment Plan Section of the **Application for Life Insurance, NB5000NY** or **Request for Pre-Authorized Payment Plan, NB5087NY**)
☐ Other

PREMIUM NOTICES AND CORRESPONDENCE
5. Send Premium Notices to: (Select One)
[X] Owner ☐ Proposed Life Insured One ☐ Proposed Life Insured Two
☐ Other
Name
Street No. & Name, Apt. No., City, State, Zip Code

6. a) Send Correspondence to: (Select One)
[X] Same as Above
☐ Other
Name
Street No. & Name, Apt. No., City, State, Zip Code

b) **Secondary Addressee** - You can make the designation below when you or the Life Insured become a senior citizen (age 65 or older). The Company will also mail lapse notices for overdue premiums to any Secondary Addressee you designate. If you want this option, provide the following information.
Owner - Date of Birth
month day year Name
Street No. & Name, Apt. No., City, State, Zip Code

ADDITIONAL INFORMATION

These questions apply to the OWNER(S) of the policy. All questions must be answered.

7. If an additional or optional policy is being applied for in a separate application, state plan and amount:
Plan Name $
8. Do you understand that you may need to pay premiums in addition to the Planned Premium if the current policy charges or actual investment performance are different from the assumptions used in your illustration (assuming the requirements of any applicable guaranteed death benefit feature have not been satisfied)? [X] Yes ☐ No
9. Have you received a current prospectus (and any supplements) for the applicable policy? [X] Yes ☐ No
If Yes, date of Prospectus(es) DEC 01 2007 Date of Supplement(s)
month day year month day year
month day year month day year

LIFE INSURANCE QUALIFICATION TEST AND DEATH BENEFIT OPTION
10. Select One:
[X] Guideline Premium - Under this test, the sum of premiums paid into the policy may not at any time exceed the greater of (a) the Guideline Single Premium, or (b) the sum of the Guideline Level Premiums to such date.
☐ Cash Value Accumulation - Under this test, the Policy Value may not at any time exceed the net single premium.
Note: Elected test cannot be changed after the policy is issued. You may request an illustration on both tests before making your election.
11. Death Benefit Option: [X] Option 1 (Face Amount/TFA) ☐ Option 2 (Face Amount/TFA plus Policy Value)

© 2008 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (09/2008) Page 1 of 5 VERSION (09/2008)

COVERAGE SELECTION

Choose one product from Coverage Selection section.

VARIABLE LIFE – SINGLE LIFE

Protection VUL – Total Face Amount $100,000

12. Base Face Amount (if less than Total Face Amount) $

Level Supplemental Face Amount SFA of $ for the life of the policy

13. Additional Benefits:

Overloan Protection Rider

Extended No Lapse Guarantee (beyond Basic Period)

To Age Period

Disability Payment of Specified Premium:

Monthly Specified Premium Amount $

Accelerated Death Benefit (For terminal illness)

I have received the Accelerated Death Benefit Disclosure and understand that the values shown are generic and will differ from my actual coverage.

LifeCare Benefit Rider (Please complete, NB5018NY) Accelerated Death Benefit must also be selected and NB3518NY must also be completed. The Accelerated Death Benefit Disclosure must be provided to the Owner.

Other

Accumulation VUL – Total Face Amount $

14. Base Face Amount (if less than Total Face Amount) $

15. Supplemental Face Amount (SFA) (Check only one, if desired)

Level SFA of $ for the life of the policy

Initial SFA of $ for the life of the policy

Increasing by: % or $ per year for policy years (level thereafter)

Customized Increasing Schedule (List by policy year. SFA decreases cannot be scheduled at issue.

Please complete Customized Schedule, NB5064NY.)

16. Additional Benefits:

Overloan Protection Rider

Cash Value Enhancement Rider

Disability Payment of Specified Premium:

Monthly Specified Premium Amount $

Return of Premium Death Benefit Rider (with DB1 only)

Increase rate Yes % No

Percentage of Premiums to be returned at death (Whole numbers only. Maximum 100%) %

Accelerated Death Benefit (For terminal illness)

I have received the Accelerated Death Benefit Disclosure and understand that the values shown are generic and will differ from my actual coverage.

LifeCare Benefit Rider (Please complete, NB5018NY)

Accelerated Death Benefit must also be selected and NB3518NY must also be completed. The Accelerated Death Benefit Disclosure must be provided to the Owner.

Other

Corporate VUL – Total Face Amount $

17. Base Face Amount (if less than Total Face Amount) $

18. Supplemental Face Amount (SFA) (Check only one, if desired)

Level SFA of $ for the life of the policy

Initial SFA of $ for the life of the policy

Increasing by: % or $ per year for policy years (level thereafter)

Customized Increasing Schedule (List by policy year. SFA decreases cannot be scheduled at issue. Please complete Customized Schedule, NB5064NY.)

19. Additional Benefits:

Overloan Protection Rider Other

Return of Premium Death Benefit Rider (with DB1 only)

Increase rate Yes % No

Percentage of Premiums to be returned at death (Whole numbers only. Maximum 100%) %

VARIABLE LIFE – SURVIVORSHIP LIFE

Accumulation SVUL – Total Face Amount $

20. Base Face Amount (if less than Total Face Amount) $

21. Supplemental Face Amount (SFA) (Check only one, if desired)

Level SFA of $ for the life of the policy

Initial SFA of $ for the life of the policy

Increasing by: % or $ per year for policy years (level thereafter)

Customized Increasing Schedule (List by policy year. SFA decreases cannot be scheduled at issue.

Please complete Customized Schedule, NB5064NY.)

© 2008 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.

NB5008NY (09/2008) Page 2 of 5 VERSION (09/2008)

COVERAGE SELECTION continued

Choose one product from Coverage Selection section.

VARIABLE LIFE – SURVIVORSHIP LIFE continued

Accumulation SVUL continued

22. Additional Benefits:
    - ☐ Overloan Protection Rider
    - ☐ Cash Value Enhancement Rider
    - ☐ Return of Premium Death Benefit Rider (with DB1 only)
      Increase rate ☐ Yes ________% ☐ No
      Percentage of Premiums to be returned at death (Whole numbers only. Maximum 100%) ________%
    - ☐ Four Year Term (EPR)
    - ☐ Policy Split Option
    - ☐ Other ____________________

☐ **Protection SVUL – Total Face Amount $** ______________

23. Base Face Amount (if less than Total Face Amount) $ ______________

    ☐ Level Supplemental Face Amount (SFA) of $______________ for the life of the policy

24. Additional Benefits:
    Extended No Lapse Guarantee (beyond Basic Period)
    ☐ To Age ________ ☐ Period ________
    - ☐ Overloan Protection Rider
    - ☐ Cash Value Enhancement Rider
    - ☐ Four Year Term (EPR)
    - ☐ Policy Split Option
    - ☐ Other ____________________

☐ **OTHER**

25. Select One:
    ☐ Single Life ____________ Face Amount $ ____________
    ☐ Survivorship Life ____________ Face Amount $____________

ASSET ACCOUNT BALANCER (Not available for Corporate VUL)

Optional

26. This service will automatically move amounts among your specified Investment Accounts as frequently as you indicate below in number 27 to maintain your chosen percentages in each account. The Asset Allocation Balancer Service will only move amounts among the Investment Accounts selected; it will not move amounts to or from the Fixed Account. To elect this service, please check box A or B and provide details as required.

    We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

    A ☐ Rebalance based on the percentages selected in the Investment Allocation of Net Premiums section of this form without regards to any amounts allocated to the Fixed Accounts

    B ☐ Rebalance based on the listed percentages below:

Investment Account	Percentage	Investment Account	Percentage	Investment Account	Percentage
	%		%		%
	%		%		%
	%		%		%

27. Frequency of Rebalancing:
    ☐ Annually ☐ Semi-annually ☐ Quarterly ☐ Monthly

DOLLAR COST AVERAGING PROGRAM (Not available for Corporate VUL)

Optional

28. Under this program we will automatically transfer amounts each month from one Investment Account to one or more of the other Investment Accounts or the Fixed Account. You must select one Investment Account to Dollar Cost Average from. (We suggest a fund that attempts to maintain a relatively stable value such as the Money Market Trust or the U.S. Government Securities Trust.*) **To elect this program, please check box A, B or C below and provide details as required.**

    FROM: A ☐ Money Market **B** ☐ U.S. Government Securities **C** ☐ Other

    You must also indicate the Investment Account(s) and amount(s) to Dollar Cost average.

    TO:

Investment Account	Percentage	Investment Account	Percentage	Investment Account	Percentage
	%		%		%
	%		%		%
	%		%		%

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Since the plan involves continuous investments in securities regardless of fluctuating price levels of such securities, you should consider your ability to continue such purchases throughout periods of low price levels before signing up for this program.

* Values in the U.S. Government Securities Trust or Money Market Trust are not insured or guaranteed by the Federal Deposit Insurance Corporations or any other government agency. Although the Money Market Trust seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the fund.

© 2008 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (09/2008) Page 3 of 5 VERSION (09/2008)

INVESTMENT ALLOCATION OF NET PREMIUMS

Must complete for all products.

Allocation must be in whole numbers. Total must be 100%.

29. INVESTMENT OPTIONS FOR ALL PRODUCTS
(not available with ENLG Rider on Protection VUL or Protection SVUL)

AGGRESSIVE GROWTH PORTFOLIOS

- ____% Science & Technology
- ____% Pacific Rim
- ____% Health Sciences
- ____% Emerging Growth
- ____% Small Cap Growth
- ____% Emerging Small Company
- ____% Small Cap
- 25 % Small Cap Index
- ____% Mid Cap Stock
- ____% Natural Resources
- ____% All Cap Growth
- ____% Financial Services
- ____% International Opportunities
- ____% International Small Cap
- ____% International Equity Index B
- ____% Overseas Equity
- ____% American International
- ____% International Value
- ____% International Core

OTHER PORTFOLIO

- ____% ____________

CONSERVATIVE PORTFOLIO

- ____% Money Market B
- ____% **FIXED ACCOUNT** [1]

GROWTH PORTFOLIOS

- ____% Mid Cap Index
- ____% Mid Cap Intersection
- ____% Global
- ____% Capital Appreciation
- ____% American Growth
- ____% Optimized All Cap
- ____% All Cap Core
- ____% Total Stock Market Index
- ____% Blue Chip Growth
- ____% U.S. Large Cap
- 25 % Core Equity
- ____% Large Cap Value
- ____% Classic Value
- ____% Utilities
- ____% Global Real Estate
- ____% Real Estate Securities
- ____% Small Cap Opportunities
- ____% Small Cap Value
- ____% Small Company Value
- ____% Mid Value
- ____% Mid Cap Value
- ____% Value
- ____% All Cap Value

LIFESTYLE PORTFOLIOS

- ____% Lifestyle Aggressive
- ____% Lifestyle Growth
- ____% Lifestyle Balanced
- ____% Lifestyle Moderate
- ____% Lifestyle Conservative

GROWTH & INCOME PORTFOLIOS

- ____% 500 Index B
- ____% Fundamental Value
- ____% U.S. Core
- ____% Large Cap
- ____% Optimized Value
- ____% American Growth – Income
- ____% Equity – Income
- ____% American Blue Chip Income & Growth
- ____% American Asset Allocation
- ____% Franklin Templeton Founding Allocation
- ____% Index Allocation
- 25 % Income & Value
- ____% Managed
- ____% Global Allocation
- ____% Core Allocation Plus
- ____% Disciplined Diversification
- ____% Capital Appreciation Value
- ____% PIMCO VIT All Asset

INCOME PORTFOLIOS

- ____% High Yield
- ____% U.S. High Yield Bond
- ____% Strategic Bond
- ____% Strategic Income
- ____% Global Bond
- 25 % Investment Quality Bond
- ____% Total Return
- ____% American Bond
- ____% Real Return Bond
- ____% Total Bond Market B
- ____% Core Bond
- ____% Active Bond
- ____% U.S. Government Securities
- ____% Short Term Bond

1. Transfers out of the fixed account may be subject to limitations. Please refer to the policy prospectus for further details.

30. INVESTMENT OPTIONS AVAILABLE WITH THE ENLG RIDER ON PROTECTION VUL AND PROTECTION SVUL

CONSERVATIVE PORTFOLIO

- ____% Money Market B
- ____% **FIXED ACCOUNT** [1]

LIFESTYLE PORTFOLIOS

- ____% Lifestyle Aggressive
- ____% Lifestyle Growth
- ____% Lifestyle Balanced
- ____% Lifestyle Moderate
- ____% Lifestyle Conservative

GROWTH & INCOME PORTFOLIOS

- ____% American Asset Allocation
- ____% Franklin Templeton Founding Allocation
- ____% Index Allocation
- ____% Core Allocation Plus
- ____% Disciplined Diversification
- ____% Capital Appreciation Value

1. Transfers out of the fixed account may be subject to limitations. Please refer to the policy prospectus for further details.

© 2008 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (09/2008) Page 4 of 5 VERSION (09/2008)

ALLOCATION OF MONTHLY CHARGES

31. Charges deducted from the policy value will be deducted from accounts in proportion to the amount of policy value you have in each, unless otherwise specified by you in the instructions below.

Investment Account Name: % Check box and attach

% sheet with additional information, if necessary.

OWNER(S) ACKNOWLEDGEMENT

32. I understand that under the applied for policy:

a) the amount of the insurance benefits, the duration of the insurance coverage, or both, may be variable or fixed;

b) the amount of the insurance benefits, the duration of the insurance coverage, and the policy/account value, may increase or decrease, even to the extent of being reduced to zero, depending on the experience of the chosen investment options and are not guaranteed as to dollar amount. Illustrations of benefits, including death benefits, policy/account and cash surrender values are available on request; and

c) if the net cash surrender value is insufficient to pay the charges when due and there is not a no-lapse guarantee in effect, your policy can terminate or lapse due to insufficient premiums or poor investment option performance.

OWNER(S) SIGNATURE(S)

Signed at City State This Day of Year

Signature of Witness or Registered Representative (as Witness) Signature of Owner

X X

Please print name of owner

Signature of Owner

X

Please print name of owner

REGISTERED REPRESENTATIVE SIGNATURE

I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured(s), or to the Owner(s) if other than the Proposed Life Insured(s).

Signature of Registered Representative

X